FILED PURSUANT TO RULE 497(E)
                                                       REGISTRATION NO. 33-48220

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
                                  (THE "FUND")
                   A SERIES OF THE GABELLI MONEY MARKET FUNDS

              SUPPLEMENT DATED MAY 5, 2009, TO THE FUND'S CLASS AAA
                   SHARES PROSPECTUS AND CLASS A AND C SHARES
                     PROSPECTUS, EACH DATED JANUARY 28, 2009

The third paragraph under the section entitled "Investment and Risk Information" should be replaced with the following:

While the Fund has not experienced difficulties in maintaining its $1.00 share price and does not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. At meetings held on October 6, 2008, December 3, 2008, and April 13, 2009, respectively, the Board determined that, considering the premium and the potential benefits of the guarantee to the Fund's shareholders, the Fund will apply and continue to participate in the Program. The cost of the premium for participation in the Program is a Fund expense. The Fund has characterized the cost of its continued participation in the Program through September 18, 2009 to be an extraordinary expense not subject to the expense cap currently in place.

The sixth paragraph under the section entitled "Investment and Risk Information" should be replaced with the following:

The Program and the Fund's participation in it, has been extended through September 18, 2009, at which time the Program is expected to terminate. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion). For additional information on the Program, visit the U.S. Treasury Department's website at WWW.USTREAS.GOV.